Rule 497(e)

File Nos. 002-89550

811-03972

FutureFunds Series Account of

Great-West Life & Annuity Insurance Company

Supplement dated March 31, 2008 to

Prospectus dated May 1, 2007

Effective on or about March 31, 2008, STI Classic Small Cap Growth Stock Fund will change its name to RidgeWorth Small Cap Growth Stock Fund.

The foregoing change should be reflected on pages 3, 10, 20, 22 and Appendix A of your Prospectus.

Effective on or about March 31, 2008, Trusco Capital Management, Inc., the investment adviser to the STI Classic Funds, will be changing its name to RidgeWorth Capital Management, Inc.

The foregoing change should be reflected on page 22 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007, and should be retained for future reference.